Exhibit 31.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Manuel B. Lopez,  the Chief Executive and Chief Financial  Officer of Western
Standard Corporation, (the "Company") certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of the Company;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   I am responsible for establishing and maintaining  disclosure  controls and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules
     13a-15(f) and 15d-15(f)) for the small business issuer and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures   to  be  designed   under  my
          supervision,  to ensure  that  material  information  relating  to the
          Company, including its consolidated subsidiaries,  is made known to me by others  within those  entities,  particularly  during the period in which this report is being prepared;

     (b)  Reserved;

     (c)  Evaluated the effectiveness of the Company's  disclosure  controls and procedures  and  presented  in this report our  conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d)  Disclosed in this report any change in the Company's  internal control over  financial  reporting  that occurred  during the  Company's  most recent fiscal quarter (the Company's fourth fiscal quarter in the case of an annual  report) that has materially  affected,  or is reasonably likely to  materially  affect,  the  Company's  internal  control over financial reporting; and

5.   I have disclosed,  based on my most recent  evaluation of internal  control over financial  reporting,  to the small business issuer's auditors and the audit committee of the Company's board of directors (or persons  performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a significant  role in the small business  issuer's internal control over financial reporting.

                                                     /s/ Manuel B. Lopez
                                                     -------------------
                                                     Name: Manuel B. Lopez
                                                     Title: Chief Executive and
                                                     Chief Financial Officer

Dated: November 15, 2004